Momentus Completes Solar Array Test Campaign Ahead of Next Mission SAN JOSE, Calif.--(BUSINESS WIRE)—Oct. 18, 2022 -- Momentus Inc. (NASDAQ: MNTS) (“Momentus” or the “Company”), a U.S. commercial space company that offers transportation and other in-space infrastructure services, has completed comprehensive ground testing of the solar arrays that will support its second demonstration mission scheduled to launch on the SpaceX Transporter-6 mission in December 2022. Watch a portion of a solar array test here. The test campaign included functional, performance and environmental testing for sub-system components and for the fully integrated solar arrays on the Vigoride Orbital Service Vehicle. The solar arrays are designed to deploy from Vigoride shortly after separation from the launch vehicle and track the sun throughout the mission to generate power. “We expanded our solar array test campaign with the aim of ensuring that this key system for our mission will operate as intended,” said Momentus Chief Executive Officer John Rood. “The Momentus team has been working closely with our solar array vendor that has been supporting our comprehensive testing campaign to prepare for our next flight. On our first Vigoride demonstration mission in May, we experienced an issue with a pin in a hold-down bracket not releasing. This enhanced test campaign is aimed at preventing similar issues in the future.” “We’re excited about our next launch of the Vigoride vehicle targeted for December and the innovative customer payloads it will carry,” said Rood. “Vigoride will carry a hosted payload for Caltech first space solar power demonstration and deploy a satellite for Qosmosys that evokes the spirit of innovation from NASA’s Voyager mission to explore the solar system. We also plan to fully test our Microwave Electrothermal Thruster propulsion system that uses water as a propellant in space.” Momentus plans to fly the next generation of its Vigoride Orbital Service Vehicle on the SpaceX Transporter-6 mission. The vehicle design has been modified to increase payload capacity and reduce launch loads transmitted to Momentus' customers. This version of Vigoride also introduces some modularity – particularly with the propulsion system, which should allow Momentus to more easily tailor the vehicle for each mission's unique transfer profile. About Momentus Momentus is a U.S. commercial space company that offers in-space infrastructure services, including in-space transportation, hosted payloads and in-orbit services. Momentus believes it can make new ways of operating in space possible with its planned in-space transfer and service vehicles that will be powered by an innovative water plasma-based propulsion system that is under development. Forward-Looking Statements This press release contains certain statements which may constitute “forward-looking statements” for purposes of the federal securities laws. Forward-looking statements include, but are not limited to, statements regarding Momentus’ or its management team’s expectations, hopes, beliefs, intentions or strategies regarding future events or circumstances, and are not guarantees of future performance. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Momentus’ control. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to risks and uncertainties included under the heading “Risk Factors” in the Annual Report on Form 10-K filed by the Company on March 9, 2022, as such factors may be updated from time to time in our other filings with the Securities and Exchange Commission (the "SEC"), accessible on the SEC’s website at www.sec.gov and the Investor Relations section of our website at investors.momentus.space. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Investors Darryl Genovesi at investors@momentus.space Media Jessica Pieczonka at press@momentus.space